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[LOGO] WORKSTREAM (TM)
the business of people

                                                                Exhibit No. 99.1

             WORKSTREAM INC. ANNOUNCES FISCAL 2003 YEAR-END RESULTS

    REVENUE GROWTH OF 21% OVER PRIOR YEAR, POSITIVE EBITDA IN FOURTH QUARTER

OTTAWA, CANADA, AUGUST 27, 2003 - WORKSTREAM INC. (NASDAQ - WSTM), a leading provider of HR Enterprise Software and professional services, today announced its year-end financial results for the period ended May 31, 2003. All figures are in U.S. dollars.

Workstream reported fiscal year revenues for 2003 of $17,836,990 compared to the previous year revenue of $14,751,620, an increase of 21%. Gross profit for fiscal 2003 was $14,796,858 or 83% of revenue versus prior year gross profit of $11,893,326 or 81% of revenue. The increase in the company's revenues can be attributed to the execution of the company's acquisition strategy. Improvement in the company's gross profit was due to the reduction of redundant costs associated with acquired businesses and the consolidation of the acquired companies' software, staff and development activities to Ottawa.

Workstream had an EBITDA loss of $1,928,779 or $(0.10) per share for fiscal year 2003 compared to an EBITDA loss of $2,229,334 or $(0.17) per share for fiscal year 2002. Net loss for fiscal year 2003 was $9,676,602 or $(0.52) per share compared to a net loss of $6,961,305 or $(0.52) per share for fiscal year 2002. The increase in the net loss was primarily caused by the increase in the amortization of intangibles acquired in the acquisitions made in fiscal 2003, as well as higher general and administrative expenses as a result of those acquisitions. Net loss for the fourth quarter 2003 was $3,514,256 compared to a net loss of $4,179,638 for the fourth quarter 2002, an improvement of $665,382.

EBITDA for the fourth quarter 2003, was positive at $18,546, or $0.00 per share, compared to an EBITDA loss of $642,492 or $(0.04) per share for the fourth quarter of 2002. The significant improvement and positive EBITDA results reflect the continued efforts to integrate the acquired companies and improve efficiencies in all operations.

FISCAL 2003 HIGHLIGHTS:

         o        Acquired  Icarian,  Inc.,  PureCarbon,  Inc., and Xylo,  Inc.;
                  expanding and strengthening the company's Enterprise Software offering;

         o        Introduced   WorkPerks  Employee  Retention  Management  (ERM)
                  solutions;

         o Released ICE 2.0 Internet Candidate Exchange career management solution;

         o Signed a partnership agreement with E-Duction, Inc., as a result, Workstream's Xylo customers can now offer their employees brand name products and pay for them through extended payment, interest free payroll deductions; and

         o CareerXroads named Workstream's TechEngine one of the top 50 leading job and resume sites.

"We are pleased to be able to report that we have reached a milestone in the company's acquisition strategy with the achievement of positive EBITDA for the fourth quarter of fiscal 2003," said Michael

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Mullarkey,  chairman  and CEO.  "We  intend  to build  on this  occurrence  with consistent EBIDTA improvement as the company and its management remain focused on execution of key business objectives."

OPERATING MILESTONES AND ACHIEVEMENTS

     o    Revenue growth of 21% over prior year;

     o    EBITDA positive in fourth quarter;

     o    Streamlining  of  management  to  bring   management   closer  to  our
          customers, employees, products and services; and

     o Expanding our services from our Ottawa and Orlando service centers which has contributed to the improvement of gross profit and customer service.

"Workstream continually strives for improved business performance, we continue to improve the cost of existing operations through the reduction of redundant management personnel such as our COO and VP of Sales while strengthening our senior management team with the addition of our new CFO David Polansky," continued Mullarkey.

EBITDA and EBITDA per share, are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. EBITDA is commonly defined as earnings before interest, taxes, depreciation and amortization. We believe that EBITDA provides useful information to investors as it excludes transactions not related to the core cash operating business activities. We believe that excluding these transactions allows investors to meaningfully trend and analyze the performance of our core cash operations. All companies do not calculate EBITDA in the same manner, and EBITDA as presented by Workstream may not be comparable to EBITDA presented by other companies. Workstream defines EBITDA as earnings or loss before interest, taxes, depreciation amortization and non recurring goodwill impairment. Included, following the financial statements, is a reconciliation of net loss to EBITDA loss and EBITDA per share that should be read in conjunction with the financial statements.

ABOUT WORKSTREAM INC.

Workstream Inc. (NASDAQ: WSTM) is a leading provider of hosted Human Resource
(HR) enterprise software and professional services to the Fortune 2000. Workstream's products streamline the attraction, recruitment and retention of employees for corporations. Workstream has been named to the Deloitte & Touche Fast 50 list of the fastest growing software companies. Through its 14 offices and 170 dedicated human resource professionals across North America, Workstream services customers such as Eli Lilly, Nordstrom, Nike, Home Depot, Samsung, KPMG and Sony.



For more information visit http:www.workstreaminc.com or call toll free 1-866-470-WORK.

FORWARD-LOOKING STATEMENTS:

This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations or beliefs of Workstream's management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially


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from those described in the forward-looking statements: inability to grow our client base and revenue because of the number of competitors and the variety of sources of competition we face; client attrition; inability to offer services that are superior and cost effective when compared to the services being offered by our competitors; inability to further identify, develop and achieve success for new products, services and technologies; increased competition and its effect on pricing, spending, third-party relationships and revenues; as well as the inability to enter into successful strategic relationships and other risks detailed from time to time in filings with the Securities and Exchange Commission.



For more information contact:


INVESTOR RELATIONS:

 Tammie Brown
 Workstream Inc.
 Tel:  877-327-8483 ext. 263
 Email:  tammie.brown@workstreaminc.com




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WORKSTREAM INC.
CONSOLIDATED BALANCE SHEETS
(UNITED STATES DOLLARS)

                                                          MAY 31, 2003           MAY 31, 2002
                                                         -------------------------------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                $       255,173       $     1,297,656
Restricted cash                                                1,307,439             1,957,090
Short-term investments                                            38,419               345,206
Accounts receivable, net of allowance for doubtful
  accounts of $55,828  (May 31, 2002 - $98,188)                  933,889             1,314,958
Prepaid expenses                                                 133,551               144,400
Deferred tax asset                                                    --               135,000
Other assets                                                     201,877                91,188
                                                         -------------------------------------
                                                               2,870,348             5,285,498

CAPITAL ASSETS                                                 1,138,276             1,557,303
DEFERRED TAX ASSET                                                   --                694,148
OTHER ASSETS                                                     143,500               146,605
ACQUIRED INTANGIBLE ASSETS                                     9,082,926             2,853,871
GOODWILL                                                      17,383,437            12,738,172
                                                         -------------------------------------
                                                         $    30,618,487       $    23,275,597
                                                         =====================================
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                      $     1,909,896       $     1,136,662
   Accrued liabilities                                         1,093,133               839,078
   Accrued exit costs                                            117,702                    --
   Line of credit                                                593,452             1,364,723
   Accrued compensation                                          443,144               900,360
   Current portion of convertible notes                          449,071                    --
   Current portion of long-term obligations                       31,662                26,175
   Current portion of related party obligation                   178,623             1,116,943
   Deferred income tax liability                                      --               490,862
   Current portion of capital lease obligations                   97,882                48,411
   Deferred revenue                                            1,367,362             1,038,886
                                                         -------------------------------------
                                                               6,281,927             6,962,100

DEFERRED INCOME TAX LIABILITY                                  2,607,981               650,686
CAPITAL LEASE OBLIGATIONS                                         73,316               119,939
LEASEHOLD INDUCEMENTS                                            142,274               143,866
CONVERTIBLE NOTES                                                    --                131,597
LONG-TERM OBLIGATIONS                                             85,243               102,521
RELATED PARTY OBLIGATIONS                                      2,403,407               408,070
                                                         -------------------------------------
                                                              11,594,148             8,518,779

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
CAPITAL STOCK
 Issued and outstanding, no par value - 19,951,210
          common shares (May 31, 2002 - 14,851,905)           47,158,583            33,135,734
 Additional paid-in capital                                    4,721,516             4,792,887
 Accumulated other comprehensive loss                           (893,316)             (885,961)
 Accumulated deficit                                         (31,962,444)          (22,285,842)
                                                         -------------------------------------
                                                              19,024,339            14,756,818
                                                         -------------------------------------
                                                         $    30,618,487       $    23,275,597
                                                         =====================================


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WORKSTREAM INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNITED STATES DOLLARS)

                                                   YEARS ENDED MAY 31,
                                               2003                    2002
                                       ---------------------------------------------
REVENUE                                $        17,836,990       $        14,751,620
COST OF REVENUES (exclusive of
     depreciation, shown below)                  3,040,132                 2,858,294
                                       ---------------------------------------------
GROSS PROFIT                                    14,796,858                11,893,326
                                       ---------------------------------------------
EXPENSES
Selling and marketing                            6,057,788                 6,649,057
General and administrative                       9,581,554                 6,724,211
Research and development                         1,086,295                   749,392
Amortization and depreciation                    6,097,141                 1,795,445
Impairment write-down of goodwill                2,133,242                 2,810,000
                                       ---------------------------------------------
                                                24,956,020                18,728,105
                                       ---------------------------------------------
OPERATING LOSS                                 (10,159,162)               (6,834,779)
                                       ---------------------------------------------
OTHER INCOME AND (EXPENSES)
Interest and other income                           47,245                   146,061
Interest and other expense                      (1,193,045)                 (300,983)
                                       ---------------------------------------------
                                                (1,145,800)                 (154,922)
                                       ---------------------------------------------
LOSS BEFORE INCOME TAX                         (11,304,962)               (6,989,701)
Recovery of deferred income taxes                1,586,232                    28,396
Current income tax recovery                         42,128                        --
                                       ---------------------------------------------
NET LOSS FOR THE YEAR                  $        (9,676,602)      $        (6,961,305)
                                       =============================================
WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING
     DURING THE YEAR                            18,607,725                13,281,374
                                       =============================================
BASIC AND DILUTED NET LOSS
     PER COMMON SHARE                  $             (0.52)      $             (0.52)
                                       =============================================


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WORKSTREAM INC.
UNAUDITED RECONCILIATION OF EARNINGS OR LOSS BEFORE INTEREST,
TAXES, DEPRECIATION, AMORTIZATION AND NON RECURRING GOODWILL
IMPAIREMENT (EBITDA)
(UNITED STATES DOLLARS)

                                                    YEARS ENDED MAY 31,               THREE MONTHS ENDED MAY 31,
                                                 2003              2002                2003               2002
                                             ------------      ------------        -----------        -----------
Net loss, per GAAP                           $ (9,676,602)      $ (6,961,305)      $ (3,514,256)      $ (4,179,638)
Recovery of deferred income taxes              (1,586,232)           (28,396)          (299,112)           151,484
Current income tax recovery                       (42,128)                --            (42,128)                --
Interest and other expense                      1,193,045            300,983            386,215            214,318
Interest and other income                         (47,245)          (146,061)            (8,905)           (34,006)
Amortization and depreciation                   6,097,141          1,795,445          1,363,490            395,350
Impairment write-down of goodwill               2,133,242          2,810,000          2,133,242          2,810,000
                                             ------------       ------------       ------------       ------------
EBITDA (loss)                                $ (1,928,779)      $ (2,229,334)            18,546       $   (642,492)
                                             ============       ============       ============       ============
Weighted average number of common
   shares outstanding during the period        18,607,725         13,281,374         19,687,834         14,851,905
                                             ============       ============       ============       ============
Basic and diluted loss per share,
   per GAAP                                  $      (0.52)      $      (0.52)      $      (0.18)      $      (0.28)
                                             ============       ============       ============       ============
Basic and diluted EBITDA (loss)
   per share                                 $      (0.10)      $      (0.17)      $       0.00       $      (0.04)
                                             ============       ============       ============       ============